Income Taxes	3 Months Ended
Jul. 31, 2026
Income Tax Disclosure [Abstract]
Income Taxes
Note 8. Income Taxes
The income tax provision is based on income before income taxes reported for financial statement purposes. Prior to the Separation, income taxes have been calculated using a separate return method. The separate return method applies the accounting guidance for income taxes to the standalone financial statements as if the Company were a separate taxpayer and a standalone entity.
For all periods prior to the Separation, the Company was part of Medtronic’s consolidated U.S. federal income tax return, as well as Medtronic’s separate and combined income tax returns in numerous state and international jurisdictions. The Company’s current tax liabilities computed under the separate return method are considered to be effectively settled in the Consolidated Financial Statements at the time the transaction is recorded, with the offset recorded against Net Parent investment from Medtronic.
The components of income/(loss) before income taxes, based on tax jurisdiction, are as follows:

	Fiscal Year
(in millions)	2026	2025	2024
U.S.	$(381)	$(281)	$(176)
International	192	134	106
Loss before income taxes	$(189)	$(147)	$(70)
The income tax provision consists of the following:

	Fiscal Year
(in millions)	2026	2025	2024
Current tax expense:
Federal	$23	$24	$11
State	2	2	2
International	153	28	21
Total current tax expense	178	54	34
Deferred tax expense (benefit):
Federal	2	—	—
State	—	—	—
International	(52)	(2)	3
Net deferred tax expense (benefit)	(50)	(2)	3
Income tax provision	$128	$52	$38
Tax assets (liabilities), shown before jurisdictional netting of deferred tax assets (liabilities), are comprised of the following:

(in millions)	April 24, 2026	April 25, 2025
Deferred tax assets:
Net operating loss, capital loss, and credit carryforwards	$30	$112
Capitalization of research and development	93	280
Other accrued liabilities	48	8
Legal settlement	5	37
Accrued compensation	19	14
Stock-based compensation	3	11
Lease obligations	7	12
Intangible assets	72	3
Accumulated depreciation	—	5
Inventory	5	1
Other	1	6
Gross deferred tax assets	283	489
Valuation allowance	(214)	(462)
Total deferred tax assets	69	27
Deferred tax liabilities:
Right of use leases	(7)	(12)
Other	(8)	—
Total deferred tax liabilities	(15)	(12)
Total deferred tax liabilities	(15)	(12)
Tax assets, net	$54	$15
Reported as (after valuation allowance and jurisdictional netting):
Tax assets	61	19
Other liabilities	(7)	(4)
Tax assets, net	$54	$15
No deferred taxes have been provided for undistributed earnings of the Company’s foreign subsidiaries as of April 24, 2026, as these earnings have been and under current plans continue to be permanently reinvested in the subsidiaries. A determination of the amount of the unrecognized deferred tax liability related to these undistributed earnings is not practicable due to the complexity and variety of assumptions necessary based on the manner in which the undistributed earnings would be repatriated.
At April 24, 2026, the Company had less than $1 million of tax effected U.S. federal net operating loss carryforwards, all of which have no expiration. For U.S. state purposes, the Company had $5 million of tax effected net operating loss carryforwards at April 25, 2025, which will expire during fiscal years 2034 through 2040.
At April 24, 2026, the Company also had $24 million of tax credits available to reduce future income taxes payable, of which $22 million have no expiration. The remaining credits will expire during fiscal years 2029 through 2040.
The Company has established valuation allowances primarily related to the uncertainty of the utilization of certain deferred tax assets in the U.S. federal and State jurisdictions, as well as certain tax loss carryforwards in various jurisdictions outside of the U.S. A rollforward of the Company’s valuation allowances are as follows:

(in millions)	April 24, 2026	April 25, 2025	April 26, 2024
Valuation allowances, beginning of period	$462	$360	$273
Charges to tax expense	(429)	102	90
Charges to other accounts	180	—	(3)
Valuation allowances, end of period	$214	$462	$360
The increase in the valuation allowance in 2025 and 2024 was primarily due to an increase in the U.S. federal and State deferred tax assets. The decrease in the valuation allowance in 2026 primarily relates to the settlement of deferred tax assets for net operating losses and tax credit carryforwards through Net Parent investment. Pre-Separation, these net operating losses and tax credit carryforwards were included for purposes of the historical periods, and presented on a “carve-out” basis as they were available to be utilized by Medtronic. Post-Separation, these net operating losses and tax credit carryforwards are not available for future utilization by the Company and were settled through Net Parent investment immediately prior to the Separation. The remaining valuation allowance balance in 2026 increased from 2025 as a result of an increase in U.S. federal and State deferred tax assets.
The following table reconciles cash paid for income taxes for the year ended April 24, 2026:

(in millions)	April 24, 2026
Federal	$—
State	1
Foreign	1
Total Cash Paid for Income Taxes	$2
Following the Company’s adoption and prospective application of ASU 2023-09, the income tax expense (benefit) differs from the amount computed by applying the U.S. federal statutory rate of 21.0% to income before income taxes for the fiscal year ended April 24, 2026 as follows:

	Fiscal Year
(in millions, except percentages)	2026
U.S. federal statutory tax rate	$(40)	21.0%
Increase (decrease) in tax rate resulting from:
State and Local Income Taxes(1)	$2	(1.0)%
Effects of Cross-Border Tax Laws
Foreign Derived Intangible Income	$(6)	3.2%
Tax Credits
R&D Credit	$(20)	10.8%
Foreign Tax Credit	$(45)	23.6%
Changes in Valuation Allowance	$174	(92.0)%
Nontaxable or Nondeductible Items
Other	$2	(1.0)%
Other Adjustments	$1	(0.3)%
Foreign Tax Effects
Argentina
Changes in Valuation Allowance	$3	(1.6)%
Other	$(2)	1.2%
France
Intercompany Restructuring related to Separation(2)	$9	(5.0)%
Other	$1	(0.4)%
Germany	$2	(1.1)%
Ireland
Pillar Two	$3	(1.8)%
Other	$—	(0.2)%
Netherlands	$2	(1.3)%
Puerto Rico
Statutory Tax Rate Differential	$16	(8.3)%
Tax Holiday	$(26)	14.0%
Withholding Tax	$45	(23.6)%
Other	$1	(0.5)%
Other Foreign Jurisdictions	$5	(2.9)%
Changes in Unrecognized Tax Benefits	$1	(0.5)%
Effective Tax Rate	$128	(67.7)%
__________________
(1)State taxes in New York, Illinois, New Jersey, Minnesota, and Wisconsin made up the majority of the tax effect in this category
(2)Intercompany restructuring in connection with the Separation resulted in a net $16 million of tax expense, of which $9 million relates to France
Prior to the Company’s adoption of ASU 2023-09, income tax expense (benefit) differs from the amount computed by applying the U.S. federal statutory rate of 21.0% to income before income taxes for the fiscal year ended April 25, 2025 and April 26, 2024 as follows:

	Fiscal Year
(in millions)	2025	2024
U.S. federal statutory tax rate	21.0%	21.0%
Increase (decrease) in tax rate resulting from:
U.S. state taxes, net of federal tax benefit	(0.8)	(2.5)
Research and development credit	13.7	29.3
International	4.4	6.7
Foreign derived intangible income	0.3	6.9
Valuation allowance adjustment	(68.6)	(114.0)
Stock-based compensation	(1.2)	(2.8)
U.S. tax on foreign earnings	0.1	5.2
Other, net	(3.4)	(1.7)
Changes in unrecognized tax benefits	(0.9)	(2.3)
Effective tax rate	(35.4)%	(54.2)%
The Company’s operations in Puerto Rico benefit from a tax holiday which, as compared to the local statutory rate, favorably impacted earnings by $26 million, $13 million, and $15 million in fiscal years 2026, 2025, and 2024, respectively, and diluted earnings per share by $0.10, $0.05, and $0.06, in fiscal years 2026, 2025, and 2024, respectively. The tax holiday is conditional upon the Company meeting certain thresholds required under statutory law and, unless extended, is set to expire after fiscal year 2027.
On July 4, 2025, the U.S. Government enacted The One Big Beautiful Bill Act of 2025 which includes, among other provisions, changes to the U.S. corporate income tax system including the allowance of immediate expensing of qualifying research and development expenses and permanent extensions of certain provisions within the Tax Cuts and Jobs Act. Certain provisions are effective for the Company beginning fiscal year 2026 and the impact for the fiscal year ended April 24, 2026 was not material.
The Organization for Economic Co-operation and Development (OECD) published Pillar Two Model Rules defining the global minimum tax, which calls for the taxation of large multinational corporations at a minimum rate of 15% in each jurisdiction in which the group operates. The OECD has since issued administrative guidance providing transition and safe harbor rules around the implementation of the Pillar Two Global Minimum Tax. A number of countries, including Ireland, have enacted legislation to implement the core elements of Pillar Two, which were effective for the Company in fiscal year 2025. The Company recorded approximately $3 million of Pillar Two tax expense for the fiscal year ended April 24, 2026.
The Company recognizes the amount of income tax benefit that has a greater than 50% likelihood of being ultimately realized upon settlement. Changes in unrecognized tax benefits impacting the provision for income taxes of the Company have been reflected in the consolidated statements of operations. Interest and penalties are also recognized in income tax provision in the consolidated statements of operations. For uncertain tax positions that the Company expects to be legally liable for, unrecognized tax benefits inclusive of interest and penalties have been recorded to non-current liabilities on the consolidated balance sheets for the period ending April 24, 2026. In addition a receivable was recorded to represent the amount of the pre-Separation liability that would be reimbursed under the Tax Matters Agreement. A roll-forward of total unrecognized tax benefits attributable to the operations of the Company is as follows:

	Fiscal Year
(in millions)	2026	2025	2024
Gross unrecognized tax benefits at beginning of fiscal year	$—	$—	$—
Gross increases:
Current year tax positions	1	1	1
Gross decreases:
Prior year tax positions	—	—	—
Gross unrecognized tax benefits at end of fiscal year	1	1	1
Settled with Parent	(1)	(1)	(1)
Gross unrecognized tax benefits	$—	$—	$—
If all of the Company’s unrecognized tax benefits at April 24, 2026, April 25, 2025, and April 26, 2024 were recognized, $8 million, $13 million and $12 million would impact the Company’s effective tax rate, respectively. Although the Company believes that it has adequately provided for liabilities resulting from tax assessments by taxing authorities, positions taken by these tax authorities could have a material impact on the Company’s effective tax rate in future periods.
The Company recognizes interest and penalties related to income tax matters in income tax provision in the consolidated statements of operations. During fiscal years 2026, 2025 and 2024, the Company had accrued gross interest and penalties of $1 million, $3 million and $3 million, respectively, which were recorded to Net Investment from Parent. During fiscal years 2026, 2025 and 2024, the Company recognized a decrease to gross interest expense of $2 million, increase to gross interest expense of less than $1 million and an increase to gross interest expense of $1 million, respectively, in income tax provision in the consolidated statements of operations.
The Company reserves for uncertain tax positions related to unresolved matters with the IRS and other taxing authorities. These reserves are subject to a high degree of estimation and management judgment. Resolution of these unresolved matters, or positions taken by the IRS or other tax authorities during future tax audits, could have an impact on the Company’s financial results in future periods. The Company continues to believe that its reserves for uncertain tax positions are appropriate and that it has meritorious defenses for its tax filings and will vigorously defend them during the audit process, appellate process, and through litigation in courts.
Prior to the Separation, the Company was part of Medtronic’s consolidated U.S. federal income tax return, as well as separate and combined Medtronic income tax returns in numerous state and foreign jurisdictions. In connection with the Separation, we entered into a Tax Matters Agreement with Medtronic allocating responsibility and providing for the payment of tax liabilities and entitlement to refunds, cooperation in the filing of tax returns, and providing for certain other matters relating to taxes, including indemnities, and preservation of the intended tax treatment. Medtronic is under examination by numerous tax authorities in various jurisdictions globally.
The major jurisdictions in which the Company operated which are subject to examination are as follows:

Jurisdiction	Earliest Open Year
United States - federal and state	2017
Income Taxes
For the three months ended July 31, 2026, the Company recognized income tax expense of $4 million on a pre-tax income of $4 million. For the three months ended July 25, 2025, the Company recognized income tax expense of $3 million on a pre-tax loss of $13 million. The Company’s effective tax rate for the three months ended July 31, 2026 was 96.7% as compared to negative 27.8% for the three months ended July 25, 2025, respectively. The increase in the effective tax rate for the three months ended July 31, 2026 primarily relates to year-over-year changes in operational results by jurisdiction and the impact of valuation allowances in certain jurisdictions.
The Company’s effective tax rate for the three months ended July 31, 2026 was higher than the U.S. federal statutory rate primarily due to the mix of pre-tax income and losses earned across jurisdictions and the impact of valuation allowances in certain jurisdictions. In addition, pursuant to U.S. GAAP interim reporting guidance, certain losses were required to be excluded from the tax rate calculation. These factors increased the Company’s effective tax rate for the quarter.
The Company’s effective tax rate for the three months ended July 25, 2025 was lower than the U.S. federal statutory rate primarily due to one-time restructuring charges that generated tax benefits, partially offset by the impact of valuation allowances in certain jurisdictions.